Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT
THIRD AMENDMENT, dated as of October 27, 2014 (this “Amendment”), to the Credit Agreement, dated as of May 24, 2012 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among EPE Holdings LLC, a Delaware limited liability company (“Holdings”), EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company and a wholly owned subsidiary of Holdings (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties as lenders thereto (each a “Lender” and collectively, the “Lenders,” including each of DNB Capital LLC and Deutsche Bank AG New York Branch (each, a “New Lender”), each of whom joins the Credit Agreement effective as of the Amendment Effective Date by its execution of this Amendment pursuant to Article IV hereof), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, the swingline lender and an issuer of Letters of Credit, and each other Issuing Bank from time to time party thereto.
W I T N E S S E T H:
WHEREAS, the Borrower has provided to the Administrative Agent and the Lenders in accordance with Section 9.14 of the Credit Agreement reserve reports, together with supplemental reserve information, with respect to the Borrower’s Oil and Gas Properties (the “Assets Reserve Report”) and has requested that the Commitments and the Borrowing Base under the Credit Agreement be increased to $2,750,000,000.
WHEREAS, the Administrative Agent and the Lenders have determined based on the Assets Reserve Report that, subject to the conditions set forth in Article V hereof, the Commitments and the Borrowing Base under the Credit Agreement should be affirmed and increased to the amounts described above.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
Section 1.1.    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.
ARTICLE II
Section 2.1.    Amendment. On the Amendment Effective Date:
(a)    Schedule 1.1(a) of the Credit Agreement will be hereby deleted in its entirety and the commitment schedule for the Credit Agreement will be restated to provide as set forth on Annex I hereto.
(b)    Section 3.1(b) of the Credit Agreement is hereby amended by striking the “and” immediately preceding clause (vi) and replacing it with a comma, and immediately at the end of clause (vi) inserting the following “and (vii) no Letter of Credit shall be issued by an Issuing Bank the Stated Amount of which, when added to the Letters of Credit Outstanding issued by such Issuing Bank, would

711631547.5

exceed $125,000,000 (or such greater amount agreed to by such Issuing Bank in its sole discretion from time to time).”
ARTICLE III
Section 3.1.    Redetermination of Borrowing Base. On the Amendment Effective Date, and until further adjusted, if at all, pursuant to the next redetermination of the Borrowing Base in accordance with the provisions of Section 2.14 of the Credit Agreement or otherwise, the amount of the Borrowing Base under the Credit Agreement shall be $2,750,000,000.
Section 3.2.    Stipulations Regarding Redeterminations. The Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination and adjustment of the Borrowing Base pursuant to this Article III shall constitute the regularly scheduled semi-annual October 2014 redetermination of the Borrowing Base pursuant to Section 2.14 of the Credit Agreement.
ARTICLE IV
Section 4.1.    Joinder and Commitment of New Lenders; Termination of Certain Exiting Lenders. By its execution and delivery hereof:
(a)    Each New Lender hereby agrees, severally and not jointly, (i) to become a Lender under the Credit Agreement as of the Amendment Effective Date with a Commitment under the Credit Agreement in the amounts set forth on the amended and restated Schedule 1.1(a) attached hereto as Annex I and (ii) that it shall be deemed to be, and hereby becomes as of the Amendment Effective Date, a party in all respects to the Credit Agreement and the other Credit Documents to which the Lenders are party.
(b)    Each New Lender, severally and not jointly, (a) represents and warrants as of the Amendment Effective Date that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated by this Article IV and to become a Lender under the Credit Agreement, (ii) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of its Commitment under the Credit Agreement, shall have the obligations of a Lender thereunder, (iii) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement (and this Amendment) on the basis of which it has made such analysis and decision, and (iv) if it is a Non-U.S. Lender, it has provided to the Administrative Agent documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the New Lender, and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.
(c)    Each of DNB Bank ASA, Grand Cayman Branch and Deutsche Bank Trust Company Americas (the “Exiting Lenders”) does hereby assign (severally and not jointly) to DNB Capital LLC and Deutsche Bank AG New York Branch, respectively, and DNB Capital LLC and Deutsche Bank AG New York Branch do hereby purchase and assume (severally and not jointly) their outstanding Loans under the Credit Agreement and the Letter of Credit Exposure under the Credit Agreement such that, after giving effect to the addition of each New Lender’s respective Commitments under the Credit Agreement pursuant to this Amendment, (i) each existing Lender (other than the Exiting Lenders) and each New Lender will hold Loans and Letter of Credit Exposure in accordance with its respective Commitment Percentages (as determined after giving effect to the Amendment and the satisfaction of the conditions set forth in Section 5.1 hereof) and (ii) the Exiting Lenders will no longer have any Commitments, outstanding Loans or Letters of Credit Exposure under the Credit Agreement and cease to be Lenders with respect thereto.
ARTICLE V
Section 5.1.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which:
(a)    The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and the Lenders (including each New Lender);
(b)    Each of the Borrower and Holdings shall have confirmed and acknowledged to the Administrative Agent, each Issuing Bank and the Lenders, and by its execution and delivery of this Amendment each of the Borrower and Holdings does hereby confirm and acknowledge to the Administrative Agent, each Issuing Bank and the Lenders, that (i) such Credit Party shall have taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, (ii) the Credit Agreement and each other Credit Document to which it or any of its applicable Subsidiaries that are Credit Parties is a party constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (iii) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents; and
(c)    The Borrower shall have paid or caused to be paid the fees described in Section 6.1 below.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the Amendment Effective Date shall not occur unless each of the foregoing conditions is satisfied (or waived) at or prior to 2:00 p.m., New York City time, on October 30, 2014 (and, in the event such conditions are not so satisfied or waived, the amendments contemplated hereby shall be null and void).
Section 5.2.    Ratification. Each of the Borrower and Holdings (for itself and its applicable Subsidiaries that are Credit Parties) hereby (a) ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, all Obligations thereunder, and (b) represents and warrants to the Lenders that as of the effectiveness of this Amendment (i) all of the representations and warranties contained in the Credit Document to which it is a party are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

Section 5.3.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.
Section 5.4.    Assignment of Outstanding Loans, Letter of Credit Exposure, and Swingline Exposure. If after giving effect to this Amendment, a Lender’s Total Exposure would exceed that Lender’s Commitment, such Lender (each an “Assigning Lender”) shall, and does hereby, assign (severally and not jointly) to each non-Assigning Lender (each an “Assignee Lender”), and each Assignee Lender shall and does hereby purchase and assume (severally and not jointly) from each Assigning Lender, an undivided amount of the outstanding Loans, Letter of Credit Exposure, and Swingline Exposure such that, after giving effect to this Amendment and the assignments described in this Section 5.4, each Lender will hold Loans, Letter of Credit Exposure, and Swingline Exposure in accordance with its respective Commitment Percentage. Each Assignee Lender shall promptly pay to the Administrative Agent for the account of each Assignor Lender an amount sufficient to effectuate the purchase of such outstanding Loans, Letter of Credit Exposure, and Swingline Exposure from each Assignor Lender.
ARTICLE VI
Section 6.1.    Up Front Fees. Concurrently with the increase in the Commitments and the Borrowing Base under the Credit Agreement pursuant to this Amendment, the Borrower agrees to pay to the Administrative Agent for the account of each Lender (including each New Lender but excluding the Exiting Lenders) a fee equal to twenty-five (25) basis points on the incremental increase in such Lender’s Commitment.
ARTICLE VII
Section 7.1.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 7.2.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT A SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7.3.    FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, WHICH SHALL INCLUDE THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
EPE ACQUISITION, LLC (SUCCESSOR TO EPE HOLDINGS LLC)
By:    /s/Kyle A. McCuen
    Name: Kyle A. McCuen
    Title: Vice President and Treasurer
EP ENERGY LLC (F/K/A EVEREST ACQUISITION LLC)
By:    /s/Kyle A. McCuen
    Name: Kyle A. McCuen
    Title: Vice President and Treasurer

Signature Page – Third Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and as a Lender
By:    /s/ Jo Linda Papadakis
    Name: Jo Linda Papadakis
    Title: Authorized Officer

Signature Page – Third Amendment

CITIBANK, N.A.,
As an Issuing Bank a Lender
By:    /s/Eamon Baqui
    Name: Eamon Baqui
    Title: Vice President

Signature Page – Third Amendment

BMO HARRIS FINANCING, INC., as a Lender
By:    /s/ Kevin Utsey
    Name: Kevin Utsey
    Title: Director

Signature Page – Third Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:    /s/Mikhail Faybusovich
    Name: Mikhail Faybusovich
    Title: Authorized Signatory

By:    /s/Samuel Miller
    Name: Samuel Miller
    Title: Authorized Signatory

Signature Page – Third Amendment

ROYAL BANK OF CANADA, as a Lender
By:    /s/ Mark Lumpkin Jr.
    Name: Mark Lumpkin Jr.
    Title: Authorized Signatory

Signature Page – Third Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS, as an Exiting Lender
By:    /s/ Michael Shannon
    Name: Michael Shannon
    Title: Vice President
By:    /s/Michael Winters
    Name: Michael Winters
    Title: Vice President

Signature Page – Third Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as aLender
By:    /s/ Michael Shannon
    Name: Michael Shannon
    Title: Vice President
By:    /s/Michael Winters
    Name: Michael Winters
    Title: Vice President

Signature Page – Third Amendment

UBS AG, Stamford Branch, as a Lender

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Jennifer Anderson Name: Darlene Arias Title: Associate Director

Signature Page – Third Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan J. Kim Name: Jonathan J. Kim Title: Authorized Signatory

By:	/s/ Robert Robin Name: Robert Robin Title: Authorized Signatory

Signature Page – Third Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Robert James
    Name: Robert James
    Title: Director

Signature Page – Third Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Lila Jordan
    Name: Lila Jordan
    Title: Managing Director

Signature Page – Third Amendment

COMPASS BANK, as a Lender
By:    /s/ Kathleen J. Bowen
    Name: Kathleen J. Bowen
    Title: Senior Vice President

Signature Page – Third Amendment

SOCIETE GENERALE, as a Lender
By:    /s/ Elena Robciuc
    Name: Elena Robciuc
    Title: Managing Director

Signature Page – Third Amendment

SUNTRUST BANK, as a Lender
By:    /s/ Chulley Bogle
    Name: Chulley Bogle
    Title: Vice President

Signature Page – Third Amendment

TORONTO DOMINION (NEW YORK) LLC,
as a Lender
By:    /s/ Marie Fernandes
    Name: Marie Fernandes
    Title: Authorized Signatory

Signature Page – Third Amendment

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:    /s/ James D. Weinstein
    Name: James D. Weinstein
    Title: Managing Director

Signature Page – Third Amendment

DNB BANK ASA, GRAND CAYMAN BRANCH, as an Exiting Lender

By:	/s/ Philip F. Kurpiewski Name: Philip F. Kurpiewski Title: Senior Vice President

By:	/s/ Barbara Gronquist Name: Barbara Gronquist Title: Senior Vice President

Signature Page – Third Amendment

DNB CAPITAL LLC, as a Lender

By:	/s/ Philip F. Kurpiewski Name: Philip F. Kurpiewski Title: Senior Vice President

By:	/s/ Barbara Gronquist Name: Barbara Gronquist Title: Senior Vice President

Signature Page – Third Amendment

BANK OF AMERICA, NA, as a Lender
By:    /s/ Kenneth Phelan
    Name: Kenneth Phelan
    Title: Vice President

Signature Page – Third Amendment

ING CAPITAL LLC, as a Lender
By:    /s/Juli Bieser
    Name: Juli Bieser
    Title: Director

By:    /s/Charles Hall
    Name: Charles Hall
    Title: Managing Director

Signature Page – Third Amendment

MIZUHO BANK, LTD., as a Lender
By:    /s/ James Fayen
    Name: James R. Fayen
    Title: Deputy General Manager

Signature Page – Third Amendment

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By:    /s/ Scott Donaldson
    Name: Scott Donaldson
    Title: Authorised Signatory

Signature Page – Third Amendment

THE BANK OF NOVA SCOTIA, as a Lender
By:    /s/ Terry Donovan
    Name: Terry Donovan
    Title: Managing Director

Signature Page – Third Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By:    /s/ Sherwin Brandford
    Name: Sherwin Brandford
    Title: Director

Signature Page – Third Amendment

GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Michelle Latzoni
    Name: Michelle Latzoni
    Title: Authorized Signatory

Signature Page – Third Amendment

MORGAN STANLEY BANK, N.A., as a Lender
By:    /s/ Michael King
    Name: Michael King
    Title: Authorized Signatory

Signature Page – Third Amendment

MUFG UNION BANK, N.A. F/K/A UNION BANK, N.A., as a Lender
By:    /s/ Brian Hawk
    Name: Brian Hawk
    Title: Associate

Signature Page – Third Amendment

SCOTIABANK INC., as a Lender
By:    /s/ J.F. Todd
    Name: J. F. Todd
    Title: Managing Director

Signature Page – Third Amendment

COMERICA BANK, as a Lender
By:    /s/ Jason Klesel
    Name: Jason Klesel
    Title: Relationship Manager

Signature Page – Third Amendment

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Lender
By:    /s/ Andrew Keith
    Name: Andrew Keith
    Title: Executive Director

Signature Page – Third Amendment

ANNEX I

Schedule 1.1(a)
Commitments

	Commitment	%
JP Morgan Chase Bank, N.A.	$189,671,925.61	6.90%
Citibank, N.A.	189,671,925.61	6.90%
BMO Harris Financing, Inc.	173,272,545.55	6.30%
Credit Suisse AG, Cayman Islands Branch	173,272,545.55	6.30%
Royal Bank of Canada	173,272,545.55	6.30%
Deutsche Bank AG New York Branch	173,272,545.52	6.30%
UBS AG, Stamford Branch	157,520,495.95	5.73%
Canadian Imperial Bank of Commerce, New York Branch	125,795,858.64	4.57%
Capital One, National Association	125,211,842.11	4.55%
Wells Fargo Bank, National Association	119,711,842.11	4.35%
Compass Bank	101,067,569.16	3.68%
Societe Generale	94,983,552.63	3.45%
SunTrust Bank	94,983,552.63	3.45%
Toronto Dominion (New York) LLC	94,983,552.63	3.45%
Sumitomo Mitsui Banking Corporation	85,322,368.43	3.10%
DNB Capital LLC	77,000,000.00	2.80%
Bank of America, N.A.	63,322,368.43	2.30%
ING Capital LLC	63,322,368.43	2.30%
Mizuho Bank, Ltd.	63,322,368.43	2.30%
The Royal Bank of Scotland PLC	63,322,368.43	2.30%
The Bank of Nova Scotia	47,491,776.31	1.73%
The Bank of Tokyo Mitsubishi UFJ Ltd.	47,491,776.31	1.73%
Goldman Sachs Bank USA	47,491,776.31	1.73%
Morgan Stanley Bank, N.A.	47,491,776.31	1.73%
MUFG Union Bank, N.A.	47,491,776.31	1.73%
Scotiabanc Inc.	47,491,776.31	1.73%
Comerica Bank	37,745,200.74	1.37%
Nomura Corporate Funding Americas, LLC	25,000,000.00	0.91%
TOTAL	$2,750,000,000	100.00%